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                                                                    EXHIBIT 10.3


              NON-EMPLOYEE DIRECTOR STOCK OPTION AND RETAINER PLAN

                                       OF

                       DAISYTEK INTERNATIONAL CORPORATION


              Daisytek International Corporation, a corporation organized under the laws of the State of Delaware, hereby adopts this Non-Employee Director Stock Option and Retainer Plan. The purposes of this Plan are as follows:

              (1) To further the growth, development and financial success of the Company by providing incentives to its non-employee Directors by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

              (2) To enable the Company to obtain and retain the services of qualified non-employee Directors in order to contribute to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock.

                                   ARTICLE I

                                  DEFINITIONS

              Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Board

              "Board" shall mean the Board of Directors of the Company.

Section 1.2 - Code

              "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.3 - Committee

              "Committee" shall mean the Committee appointed by the Board, as provided in Section 6.1.

Section 1.4 - Company

              "Company" shall mean Daisytek International Corporation, a Delaware corporation.

Section 1.5 - Director

              "Director" shall mean a member of the Board who is not an Employee.


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Section 1.6 - Effective Date

              "Effective Date" shall mean the date upon which this Plan shall be approved by the stockholders of the Company in accordance with the Company's bylaws.

Section 1.7 - Employee

              "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary.

Section 1.8 - Exchange Act

              "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9 - Non-Qualified Option

              "Non-Qualified Option" shall mean an Option which is not an incentive stock option and is not qualified under Section 422 of the Code.

Section 1.10 - Officer

              "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.11 - Option

              "Option" shall mean an option to purchase Common Stock of the Company granted under the Plan.

Section 1.12 - Optionee

              "Optionee" shall mean a Director to whom an Option is granted under the Plan.

Section 1.13 - Parent Corporation

              "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.14 - Plan

              "Plan" shall mean this Non-Employee Director Stock Option and Retainer Plan of Daisytek International Corporation.

Section 1.15 - Retainer

              "Retainer" shall mean the annual cash retainer payable to each Director for services as a member of the Board and any committee or committees of the Board.





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Section 1.16 - Rule 16b-3

              "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.17 - Secretary

              "Secretary" shall mean the Secretary of the Company.

Section 1.18 - Securities Act

              "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.19 - Shares

              "Shares" shall mean shares of the Company's Common Stock, $.01 par value.

Section 1.20 - Subsidiary

              "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.21 - Termination

              "Termination" shall mean the time when the Director no longer serves as a member of the Board, including, but not by way of limitation, a termination by resignation, discharge, death or retirement.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

              The Shares of stock subject to this Plan shall be shares of the Company's Common Stock, $.01 par value. The aggregate number of such Shares which may be issued pursuant to this Plan shall be 50,000.

Section 2.2 - Unexercised Options

              If any Option expires or is canceled without having been fully exercised, the number of Shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation, may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Company's Shares

              In the event that the outstanding Shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of Shares which may be issued hereunder, including adjustment to the number of Options to be issued to Directors hereunder and adjustment to the aggregate number of Shares subject hereto.





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                                  ARTICLE III

                     RETAINER FEES AND GRANTING OF OPTIONS

Section 3.1 - Payment of Retainer

              (a) Commencing on the Effective Date, each Director may elect under the Plan to receive payment of any Retainer (in such installments as such Retainer shall be payable) in Shares, in lieu of cash, by submitting a written election (the "Notice of Election") to the Company. The Notice of Election shall become effective six months following the date of the Notice of Election or such earlier date as may be permitted under Rule 16b-3 (the "Election Effective Date") and, from and after the Election Effective Date, all Retainers payable to the electing Director (whether in installments or otherwise) shall be payable in Shares in the manner set forth herein.

              (b) Each Notice of Election shall become effective on its Election Effective Date and shall continue in effect until revoked by the electing Director in a written notice of revocation (the "Notice of Revocation") delivered to the Company; provided, however, that no Notice of Revocation shall become effective until six months following the date of the Notice of Revocation or such earlier date as may be permitted under Rule 16b-3.

              (c) If no Notice of Election is submitted to the Company, all Retainers shall be payable in cash.

Section 3.2 - Number of Shares

              The number of Shares to be issued to each Director electing to have his or her Retainer paid in Shares shall be determined by dividing the dollar amount of the then payable Retainer by the fair market value of the Shares as of the most recent trading day immediately prior to the date the Retainer is otherwise payable. No fractional Shares shall be issued and any fractional Share shall be rounded to the nearest whole Share. Subject to the terms and provisions hereof, all Shares shall be issued in certificate form in the name of the Director (or any designee) as promptly as practicable following the date of payment. For purposes of this Section, fair market value shall be determined in accordance with Section 4.2(b) below.

Section 3.3 - Eligibility

              Each Director shall be granted Options in accordance with the provisions set forth herein.

Section 3.4 - Non-Qualification of Options

              Each Option shall be a Non-Qualified Option.

Section 3.5 - Granting of Options

              (a) Each person who is a Director on the Effective Date shall receive an Option to purchase 1,000 Shares as of such date.

              (b) Options shall be granted to each Director under this Plan with respect to the Company's 1997 fiscal year and each fiscal year thereafter so long as this Plan remains in effect, provided, however, that for each such fiscal year, the Company's consolidated income from operations before taxes (excluding such extraordinary, unusual or non-recurring items as the Committee shall determine to be appropriate, in accordance with generally accepted accounting principles) ("EBT") must equal or exceed the projected EBT for such year as set forth in the annual budget for such year approved by the Board within 90 days of the first day of such fiscal year.





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              (c) No Options shall be granted to any Director in respect of the
1997 fiscal year or any fiscal year thereafter if the Company's EBT for such fiscal year does not equal or exceed the projected EBT for such year as aforesaid.

              (d) For each fiscal year for which Options shall be granted hereunder, the number of Options to be granted to each Director shall equal the sum of the "Option Amount" plus the "Adjustment Amount." As used herein, the "Option Amount" shall mean the number of Options granted to each Director hereunder for the immediately preceding year (which shall be 1,000 for fiscal year 1996) and the "Adjustment Amount" shall mean the product obtained by multiplying (1) the percentage increase, if any, in the Company's EBT for such fiscal year over the Company's EBT for the immediately preceding fiscal year by
(2) the Option Amount.

              (e) Subject to the provisions set forth above, the Options to be granted to each Director hereunder in respect of each fiscal year shall be granted to those persons serving as Directors on the date of the Company's Annual Meeting of Stockholders immediately following the last day of such fiscal year, provided that such Director shall have attended at least 75% of the meetings of the Board (which may include committee meetings) held during such fiscal year.

              (f) For purposes of illustration, if the Company's fiscal 1997 EBT equals or exceeds the projected EBT for such year, and if the Company's fiscal 1997 EBT is 10% greater than the Company's fiscal 1996 EBT, then each person serving as a Director on the date of the Company's 1997 Annual Meeting of Stockholders (to be held following the last day of the 1997 fiscal year) shall receive 1,100 Options, calculated as follows:

      Option Amount = 1,000 = Options granted for fiscal year 1996 Adjustment Amount = 100 = 1,000 x 10%
      Options Granted = 1,100

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

              Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as are consistent with the Plan.

Section 4.2 - Option Price

              (a) The price of the Shares subject to each Option shall be equal to 100% of the fair market value of such Shares on the date such Option is granted.

              (b) For purposes of the Plan, the fair market value of a Share of the Company's Common Stock as of a given date shall be: (i) the closing price of a Share of the Company's Common Stock on the principal exchange on which Shares of the Company's Common Stock are then trading; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Company's Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Company's Common Stock, in each case, on such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Company's Common Stock, on such date, as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.





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Section 4.3 - Commencement of Exercisability

              (a) No Option may be exercised in whole or in part during the six months after such Option is granted.

              (b) Subject to the provisions of paragraph (c) below, each Option granted hereunder shall be subject to the following cumulative vesting schedule:

              (i) Until the date which is one year from the date of grant, the Option shall not be vested and shall not be exercisable as to any of the shares subject thereto;

              (ii) From and after the date which is one year from the date of grant, the Option shall vest and be exercisable as to 15% of the number of shares subject thereto;

              (iii) From and after the date which is two years from the date of grant, the Option shall vest and be exercisable as to 50% of the original number of shares subject thereto; and

              (iv) From and after the date which is three years from the date of grant, the Option shall be fully vested and be exercisable as to 100% of the number of shares subject thereto.

              (c) Upon the Termination of the holder of an Option, such portion of such Option which has not then vested and become exercisable shall automatically become fully vested and exercisable, provided, however, that such Termination shall not be less than one year from the date of grant of such Option.

Section 4.4 - Expiration of Options

              No Option may be exercised to any extent after the first to occur of the following events:

              (i) The expiration of ten years from the date the Option was granted; or

              (ii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination for any reason other than such Optionee's death; or

              (iii) With respect to an Option held by an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

              (iv) The expiration of one year from the date of the Optionee's death with respect to all Options held by such Optionee.

Section 4.5 - Adjustments in Outstanding Options

              In the event that the outstanding Shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.


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                                   ARTICLE V

                              EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

              During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to him; provided, however, that, unless otherwise prohibited by Rule 16b-3, an Optionee may transfer all or any portion of an Option to his spouse or immediate family member or any trust for the benefit thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

              At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

              An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

              (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

              (b)(i) Full payment (in cash or by check) for the Shares with respect to which such Option or portion is thereby exercised; or

              (ii)(A) Shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) subject to the timing requirements of Section 5.4, Shares of the Company's Common Stock
      issuable to the Optionee upon exercise of the Option, with             a
      fair market value (as determined under Section 4.2(b)) on the date of Option exercise equal to the aggregate Option price of the Shares with respect to which such Option or portion is thereby exercised; or

              (iii) Any combination of the consideration provided in the foregoing subsections (i) and (ii); and

              (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; provided, that any combination of the following may be used to make all or part of such payment: (i) Shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer or (ii) subject to the timing requirements of Section 5.4, Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise; and

              (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on Share certificates and issuing stop-transfer orders to transfer agents and registrars; and





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              (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Certain Timing Requirements

              Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only (i) during the trading window period following the date of release of the quarterly or annual summary statement of sales and earnings of the Company as may be established by the Company for its senior executives from time to time or (ii) pursuant to an irrevocable written election by the Optionee to use Shares of the Company's Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

Section 5.5 - Conditions to Issuance of Stock Certificates

              The Shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for Shares of stock issued in payment of any Retainer or purchased upon the exercise of any Option or portion thereof prior to the fulfillment of all of the following conditions:

              (a) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed; and

              (b) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, if any such registration or qualification may be necessary or advisable; and

              (c) The obtaining of any approval or other clearance from any state or federal governmental agency which may be necessary or advisable; and

              (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

              (e) The lapse of such reasonable period of time following the exercise of the Option as the Secretary of the Company may establish from time to time for reasons of administrative convenience.


                                   ARTICLE VI

                                 ADMINISTRATION

Section 6.1 - Committee

              The Plan shall be administered by the Committee which shall consist of two or more members of the Board, as the Board may appoint from time to time; provided, however that, in the absence of such appointment, the Plan shall be administered by the Board (in which event the term "Committee" as used herein shall mean the Board); provided, further, however, that, notwithstanding the foregoing, the Plan shall be construed, interpreted, implemented and administered in a manner sufficient to comply with the provisions of Rule 16b-3, and, in particular, in order to provide that the members of the Committee shall at all times satisfy the requirements set forth therein.





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Section 6.2 - Duties and Powers of Committee

              It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

Section 6.3 - Majority Rule

              The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

              Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.


                                  ARTICLE VII

                                OTHER PROVISIONS

Section 7.1 - Options Not Transferable

              Except as set forth in Section 5.1 hereof, no Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.2 - Amendment, Suspension or Termination of the Plan

              The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee; provided, however, that no amendment or modification which requires shareholder approval under Rule 16b-3, if any, shall be effective in the absence of such approval. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the first to occur of the following events:

              (a) March 31, 2006; or

              (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 7.3.





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Section 7.3 - Approval of Plan by Shareholders

              This Plan will be submitted for the approval of the Company's shareholders within 12 months after the date of the Board's initial adoption of the Plan. No Options shall be granted prior to such shareholder approval. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b- 3(b).

Section 7.4 - Effect of Plan Upon Other Option and Compensation Plans

              The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary to (a) establish any other forms of incentives or compensation for employees and Directors of the Company, any Parent Corporation or any Subsidiary or (b) grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 - Titles

              Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.6 - Conformity to Securities Laws

              The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.





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